Exhibit 99.3 First Quarter 2025 Financial Results and Highlights © 2025 Cognizant April 30, 2025

© 2025 Cognizant 1 Forward-looking statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our strategy, competitive position and opportunities in the marketplace, investment in and growth of our business, the pace and magnitude of change and client needs related to generative AI, the effectiveness of our recruiting and talent efforts and related costs, labor market trends, the anticipated amount of capital to be returned to shareholders and our anticipated financial performance, matters related to the Belcan acquisition and other statements regarding matters that are not historical facts. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, our ability to successfully use AI-based technologies, the competitive marketplace for talent and its impact on employee recruitment and retention, risks related to our NextGen program and the ultimate benefits of such program, legal, reputational and financial risks resulting from cyberattacks, changes in the regulatory environment, including with respect to immigration, trade and taxes and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

© 2025 Cognizant 2 $95M $400M Q1 '24 Q1 '25 Results Summary: Q1 2025 1 Q1 2025 GAAP Operating Margin and GAAP Diluted EPS include the positive impact of $62 million from a gain on the sale of an office complex in India, which is excluded from our Adjusted Operating Margin and Adjusted Diluted EPS. See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. 2 Revenue from our recently completed acquisitions of Belcan and Thirdera contributed approximately 400 basis points to year-over-year growth. Revenue Increase of 7.5% Y/Y as reported, and an increase of 8.2% Y/Y in constant currency1,2 GAAP and Adjusted Operating Margin1 Cash Flow $4,760M $5,115M Q1 '24 Q1 '25 14.6% 16.7% Q1 '24 Q1 '25 15.1% 15.5% Q1 '24 Q1 '25 $16M $393M Q1 '24 Q1 '25 $1.10 $1.34 Q1 '24 Q1 '25 $1.12 $1.23 Q1 '24 Q1 '25 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1 GAAP Operating Margin Adjusted Operating Margin1 Diluted Earnings Per Share (EPS)

© 2025 Cognizant 3 $4,760 $4,850 $5,044 $5,082 $5,115 $1.12 $1.17 $1.25 $1.21 $1.23 Revenue Adjusted Diluted EPS Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 $ in millions except per share amounts Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Revenue Y/Y (1.1%) (0.7%) 3.0% 6.8% 7.5% Revenue Y/Y CC (1.2%) (0.5%) 2.7% 6.7% 8.2% GAAP Operating Margin 14.6% 14.6% 14.6% 14.8% 16.7% Adjusted Operating Margin 15.1% 15.2% 15.3% 15.7% 15.5% GAAP Diluted EPS $1.10 $1.14 $1.17 $1.10 $1.34 Adjusted Diluted EPS $1.12 $1.17 $1.25 $1.21 $1.23 Revenue, Operating Margin and EPS 1 Revenue from our recently completed acquisitions of Belcan and Thirdera contributed approximately 200 basis points and 450 basis points to year-over-year growth in the third and fourth quarter of 2024, respectively, and approximately 400 basis points to year-over-year growth in the first quarter of 2025.

Revenue Performance: Q1 2025

Segments

$ in millions


Health Sciences
+10.9% Y/Y
+11.4% Y/Y CC
$1,571
Financial Services
+5.6% Y/Y
+6.5% Y/Y CC
$1,462
$804
Communications, Media & Technology
(2.7%) Y/Y
(1.9%) Y/Y CC
$1,278
Products & Resources[1]
+12.8% Y/Y
+13.6% Y/Y CC

Geography

$ in millions


North America[1]
+9.5% Y/Y
+9.7% Y/Y CC
$3,854
Europe
+1.2% Y/Y
+3.0% Y/Y CC
$950
$311
Rest of World
+3.7% Y/Y
+7.1% Y/Y CC

[1] Revenue from our recently completed acquisitions of Belcan and Thirdera contributed approximately 15 percentage points to Products & Resources year-over-year growth in the first quarter of 2025, primarily in North America.

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Health Sciences

Revenue

$ in millions



$1,416
$1,461
$1,514
$1,541
$1,571
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25

Change in Revenue

	Q1 '24	Q2 '24	Q3 '24	Q4 '24	Q1 '25
Y/Y	(1.2%)	1.5%	7.8%	10.4%	10.9%
Y/Y CC	(1.3%)	1.7%	7.6%	10.4%	11.4%

Q1 2025 Geography

$ in millions



North America
+10.0% Y/Y and Y/Y CC
$1,330
Europe
+16.8% Y/Y
+19.5% Y/Y CC
$209
$32
Rest of World
+14.3% Y/Y
+18.4% Y/Y CC

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Financial Services

Revenue

$ in millions



$1,385
$1,447
$1,486
$1,435
$1,462
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25

Change in Revenue

	Q1 '24	Q2 '24	Q3 '24	Q4 '24	Q1 '25
Y/Y	(6.2%)	(1.1%)	0.7%	2.9%	5.6%
Y/Y CC	(6.5%)	(0.8%)	0.5%	2.8%	6.5%

Q1 2025 Geography

$ in millions



North America
+6.8% Y/Y
+7.2% Y/Y CC
$1,043
Europe
+2.0% Y/Y
+3.7% Y/Y CC
$300
Rest of World
+4.4% Y/Y
+7.3% Y/Y CC
$119

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© 2025 Cognizant 7 $911 $290 $77 North America Europe Products & Resources +17.9% Y/Y +18.1% Y/Y CC +5.1% Y/Y +7.1% Y/Y CC (8.3%) Y/Y (5.8%) Y/Y CC Rest of World Revenue $ in millions Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Y/Y 1.3% (4.3%) 5.0% 11.3% 12.8% Y/Y CC 0.9% (4.1%) 4.6% 11.3% 13.6% Impact from recently completed acquisitions 7.5% 16.0% 15.0% $1,133 $1,126 $1,228 $1,295 $1,278 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Change in Revenue $ in millions Q1 2025 Geography

Communications, Media & Technology

Revenue

$ in millions



$826
$816
$816
$811
$804
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25

Change in Revenue

	Q1 '24	Q2 '24	Q3 '24	Q4 '24	Q1 '25
Y/Y	5.2%	1.2%	(3.7%)	0.9%	(2.7%)
Y/Y CC	5.7%	1.4%	(4.1%)	0.4%	(1.9%)

Q1 2025 Geography

$ in millions



Europe
(20.5%) Y/Y
(19.4%) Y/Y CC
$151
North America
+1.4% Y/Y
+1.5% Y/Y CC
$570
$83
Rest of World
+12.2% Y/Y
+17.1% Y/Y CC

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© 2025 Cognizant 9 $25.9 $26.2 $26.2 $27.1 $26.7 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Trailing Twelve Month Bookings1 Trailing twelve month bookings of $26.7 billion increased 3% year-over-year and represented a book-to-bill of 1.3x Q1 2025 bookings decreased 7% year-over-year $ in billions 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information.

© 2025 Cognizant 10 Employee Metrics 344.4 336.3 340.1 336.8 336.3 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Trailing 12-Month Voluntary Attrition - Tech Services 13.1% 13.6% 14.6% 15.9% 15.8% Additional Employee Metrics Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Blended Utilization, Excluding Trainees 82% 83% 84% 82% 85% Utilization Headcount in thousands

© 2025 Cognizant 11 $591 $600 $604 $409 $1,615 $1,194 $1,064 $605 $681 FY 2023 FY 2024 Trailing 12-Months Acquisitions Share Repurchases $151 $150 $149 $150 $155 $421 $1,194 $133 $76 $242 $154 $209 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Cash Flow, Balance Sheet & Capital Allocation Q1 '241 Q2 '24 Q3 '24 Q4 '24 Q1 '252 Operating Cash Flow $95 $262 $847 $920 $400 Free Cash Flow $16 $183 $791 $837 $393 Cash and Short-Term Investments $2,243 $2,205 $2,025 $2,243 $1,992 Total Debt $631 $623 $1,216 $908 $600 Annual Quarterly Dividends $ in millions $ in millions 1 Q1 2024 Operating Cash Flow and Free Cash Flow include the negative impact from a previously disclosed $360 million payment made to the India tax authorities in connection with our ongoing appeal of a 2016 tax matter. 2 Q1 2025 Free Cash Flow includes the positive impact of $70 million from the proceeds on sale of property and equipment

© 2025 Cognizant 12 Full-year 2025 and Q2 2025 Guidance1 1 Guidance is as of April 30, 2025 2 A full reconciliation of Adjusted Operating Margin, Adjusted Diluted EPS and Adjusted effective tax rate guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See “About Non-GAAP Financial Measures and Performance Metrics” for more information, the definition of Adjusted effective tax rate as well as a partial reconciliation to the most directly comparable GAAP financial measures at the end of this earnings supplement. Q2 2025 Guidance Revenue ~$5.14 to ~$5.21B 5.9% to 7.4% Y/Y or 5.0% to 6.5% Y/Y CC 2025 Guidance Revenue ~$20.5 to ~$21.0B 3.9% to 6.4% Y/Y or 3.5% to 6.0% Y/Y CC Adjusted Operating Margin2 15.5% to 15.7% Adjusted effective tax rate2 24% to 25% Share Count 491M Adjusted Diluted EPS2 $4.98 to $5.14

APPENDIX: About Non-GAAP Financial Measures and Performance Metrics

© 2025 Cognizant 14 Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow, constant currency revenue growth and Adjusted effective tax rate. These non- GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures Adjusted Operating Margin and Adjusted Income from Operations exclude unusual items, such as the gain on sale of property and equipment and NextGen charges. Our non-GAAP financial measure Adjusted Diluted EPS excludes unusual items, such as the gain on sale of property and equipment and NextGen charges, and net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item excluded from Adjusted Diluted EPS is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities plus proceeds from sale of property and equipment, net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Adjusted effective tax rate reflects a tax rate commensurate with our non-GAAP Adjusted EPS. Management believes providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Accordingly, we believe that the presentation of our non-GAAP measures, which exclude certain costs, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. Performance Metrics Bookings are defined as total contract value (or TCV) of new contracts, including new contract sales as well as renewals and expansions of existing contracts. Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of a small number of large contracts. Our book-to-bill ratio is defined as bookings for the trailing twelve months divided by revenue for the same period. Measuring bookings involves the use of estimates and judgments and there are no independent standards or requirements governing the calculation of bookings. The extent and timing of conversion of bookings to revenues may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of sale, and contract modifications, including terminations, over the lifetime of a contract. The majority of our contracts are terminable by the client on short notice often without penalty, and some without notice. We do not update our bookings for subsequent terminations, reductions or foreign currency exchange rate fluctuations. Information regarding our bookings is not comparable to, nor should it be substituted for, an analysis of our reported revenues. However, management believes that it is a key indicator of potential future revenues and provides a useful indicator of the volume of our business over time. About Non-GAAP Financial Measures and Performance Metrics

Reconciliations of Non-GAAP Financial Measures

(in millions, except per share amounts)

	Three Months Ended:					
	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Guidance Full Year 2025[1]
GAAP income from operations	$ 695	$ 708	$ 738	$ 751	$ 853	
(Gain) on sale of property and equipment[a]	—	—	—	—	(62)	
NextGen charges[b]	23	29	33	49	—	
Adjusted income from operations	$ 718	$ 737	$ 771	$ 800	$ 791	
GAAP operating margin	14.6 %	14.6 %	14.6 %	14.8 %	16.7 %	
(Gain) on sale of property and equipment[a]	—	—	—	—	(1.2)	(0.3)%
NextGen charges[b]	0.5	0.6	0.7	0.9	—	—%
Adjusted operating margin	15.1 %	15.2 %	15.3 %	15.7 %	15.5 %	15.5% - 15.7%
GAAP diluted earnings per share	$ 1.10	$ 1.14	$ 1.17	$ 1.10	$ 1.34	
Effect of above adjustments, pre-tax	0.05	0.06	0.07	0.10	(0.13)	$(0.13)
Effect of non-operating foreign currency exchange (gains) loss, pre-tax[c]	(0.01)	—	0.02	0.04	—	(c)
Tax effect of above adjustments[d]	(0.02)	(0.03)	(0.01)	(0.03)	0.02	(a) (c)
Adjusted diluted earnings per share	$ 1.12	$ 1.17	$ 1.25	$ 1.21	$ 1.23	$4.98 - $5.14

(1) A full reconciliation of Adjusted Operating Margin and Adjusted Diluted Earnings Per Share guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses and the tax effects of these adjustments, and such adjustments may be significant.

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© 2025 Cognizant

Please refer to page 16 of this earnings supplement for corresponding Non-GAAP notes.

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© 2025 Cognizant 16 Reconciliations of Non-GAAP Financial Measures Notes: (a) During the three months ended March 31, 2025, we realized a gain of $62 million on the sale of an office complex in India, which was reported in "(Gain) on sale of property and equipment" on our unaudited consolidated statement of operations. Our guidance anticipates pre-tax charges of approximately $(0.13) per diluted share for the full year 2025. The tax effect of these charges is expected to be approximately $0.02 per diluted share for the full year 2025. (b) At the end of 2024, we completed our NextGen program, which was aimed at simplifying our operating model, optimizing corporate functions and consolidating and realigning office space to reflect the post-pandemic hybrid work environment. The total costs related to the NextGen program are reported in "Restructuring charges" in our unaudited consolidated statements of operations. (c) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts. 2024 2025 Three months ended: Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Non-GAAP income tax benefit (expense) related to: Gain on sale of property and equipment $ — $ — $ — $ — $ (9) NextGen charges 5 8 8 13 — Tax impact of foreign currency exchange gain and losses (1) 1 (3) (1) (3) (d) Presented below are the tax impacts of our non-GAAP adjustments to pre-tax income: The effective tax rate related to non-operating foreign currency exchange gains and losses varies depending on the jurisdictions in which such income and expenses are generated and the statutory rates applicable in those jurisdictions. As such, the income tax effect of non-operating foreign currency exchange gains and losses shown in the above table may not appear proportionate to the net pre-tax foreign currency exchange gains and losses reported in our unaudited consolidated statements of operations.

© 2025 Cognizant 17 Reconciliations of Non-GAAP Financial Measures Reconciliation of free cash flow Three Months Ended (in millions) Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Net cash provided by operating activities $ 95 $ 262 $ 847 $ 920 $ 400 Purchases of property and equipment (79) (79) (56) (83) (77) Proceeds from sale of property and equipment — — — — 70 Free cash flow $ 16 $ 183 $ 791 $ 837 $ 393 Adjusted Effective Tax Rate Reconciliation Guidance FY 2025 GAAP effective tax rate Effect of non-operating foreign currency exchange (gains) losses (c) (c) Effect of the gain on sale of property and equipment (a) — Adjusted effective tax rate 24% - 25% The notes referenced in the above table are located on page 16. Net Interest FY 2024 Guidance FY 2025 Interest income $30 ~$115 Interest expense (12) (~50) Net Interest Income $18 ~